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                                                                    EXHIBIT 10.2
                                                                 [LOGO OF ZYDECO
                                                                   APPEARS HERE]
                                                               EXPLORATION, INC.
                                                            --------------------

                                                     333 N. Sam Houston Pkwy. E.
                                                                      Suite 1160
                                                            Houston, Texas 77060
                                                                  (713) 820-2481
                                                              Fax (713) 820-6054

May 15, 1996



Cheniere Energy Operating Co., Inc.
237 Park Avenue, Suite 2100
New York, NY 10017

  Re:  First Amendment

Gentlemen:

  I am writing with respect to that certain Exploration Agreement dated April 4, 1996 by and between FX Energy, Inc. and Zydeco Exploration, Inc. (the "Agreement"). For convenience, terms defined therein shall have the same meaning when used herein.

  The Agreement in Section 2 provides that FX shall deposit $3,000,000 to the segregated account on May 15, 1996. You have represented to us that you had instructed your bank today to wire $2,250,000 to the segregated account. You have requested an extension until the end of the business day on Friday, June 14, 1996 to wire the balance of $750,000. Based on your representations, ZEI agrees to your requested extension.

  We both agree that a failure by FX to make the $750,000 contribution by June 14, 1996 shall be treated as a Discontinuance under Section 5. The Seismic Funds paid, in this instance, would be $2,250.000.

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  If I have correctly set forth our understandings, kindly so indicate by executing one counterpart of this letter and returning it to the undersigned.

                              Yours very truly,

                              ZYDECO EXPLORATION, INC.


                              By:  /s/ Sam B. Myers
                                   ---------------------------------------
                              Its:  President and Chief Executive Officer



ACCEPTED AND AGREED TO THIS
15th DAY OF MAY, 1996.

Cheniere Energy Operating Co., Inc., formerly FX Energy, Inc.


By:  /s/ William D. Foster
     ----------------------------------------
Its: President

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